CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[REDACTED].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 30
TO THE
POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
AND SUBLICENSE AGREEMENT
BETWEEN
ADOBE SYSTEMS INCORPORATED
AND
PEERLESS SYSTEMS CORPORATION

Effective as of June 30, 2008

This Amendment No. 30 (the “Amendment”) to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the “Agreement”), is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 (“Adobe”) and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 (“Peerless”).
WHEREAS, Adobe and Peerless wish to have Peerless receive Maintenance for the Reference Ports and CPSI Platforms, as described in the Agreement and any relevant exhibits thereto, from Adobe, for a fixed fee, in lieu of the license fees and annual maintenance fee requirements currently set forth in Paragraph 8.1 of the Agreement, thereby having Adobe waive license fees and any annual maintenance fee requirements as of January 1, 2008 and for the remainder of the Agreement; and

WHEREAS, Adobe and Peerless wish to extend the Wind-down Period contemplated in Exhibit B of the Agreement (“Minimum Terms of Peerless OEM Agreements”) to a maximum of 21 months following expiration of the Agreement.

The parties hereby amend the Agreement as follows:

1. Paragraph 8.1 (“License and Maintenance Fees”) of the Agreement is hereby deleted and replaced with the following:

“8.1 License and Maintenance Fees. In lieu of any prior license fees for the Adobe Information, as may have been specified in the applicable Adobe Deliverables Appendix, and any prior annual maintenance fees that may have been in place between the parties to cover maintenance services (“Maintenance”) for the relevant Reference Port and for a CPSI Platform, as described in Exhibit K (“Maintenance for Standard Reference Port(s)”) and Exhibit K-1 (“CPSI Continuing Support”), respectively, hereto, which Adobe agrees to waive, Peerless shall pay to Adobe the fixed maintenance and services fee set forth in the amended Paragraph 2 (“Fixed Maintenance And Services Fee”) of Exhibit O (“Royalty Payments And Other Fees”) of the Agreement, in accordance with the terms contained therein.”

2. Paragraph 12.5 (“Expiration – No Renewal”) of the Agreement is hereby deleted and replaced with the following:

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[REDACTED].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“12.5 Expiration – No Renewal. In the event this Agreement is allowed to expire at the end of the initial or renewed term, Peerless’ rights under Paragraph 2.2 (“Adobe Information Sublicenses”) with respect to sublicensing the use of Adobe Information to an OEM Customer under an existing Peerless OEM Agreement shall continue for Licensed System products that have already been certified pursuant to an executed Licensed System Appendix for the commercial life of such Licensed Systems. In addition, Peerless’ rights to sublicense to such OEM Customers the use of Adobe Information for developing new Licensed System products shall be permitted as follows, contingent also upon Paragraph 1.3.2.1 (“Termination or Expiration of the Adobe Agreement”) of Section 1 (“Contract Obligations”) of Exhibit B (“Minimum Terms of Peerless OEM Agreements”) of the Agreement, as well as any other relevant provisions contained in such Exhibit B: (a) Licensed System products which Peerless can demonstrate to Adobe’s reasonable satisfaction are derivatives of previously certified Licensed System products or follow-on products (i.e. products similar to previously developed Licensed System products which capitalize on the OEM Customer’s earlier development effort and use the same Peerless SDK) may be developed; and (b) Licensed System products which are under development and covered by an executed Licensed System Appendix at expiration, or are in the proposal stage, as documented by Peerless to Adobe’s reasonable satisfaction, and on which development has not yet begun may be developed. Other than as expressly set forth above, Peerless shall have no rights to sublicense the use of Adobe Information after the expiration of this Agreement. In the event of such expiration, Peerless’ obligations hereunder, including but not limited to its obligation to maintain and support existing Licensed Systems, and make royalty and other payments to Adobe with regard to such Licensed Systems, shall continue in full force and effect. When an OEM Customer’s right to use the Adobe Information ends, as described herein, Peerless shall require that OEM Customer provide to Peerless within thirty (30) days of termination a certificate in writing acknowledging that OEM Customer has complied with its obligations to return or destroy all Adobe Information in its possession.”

3. Paragraph 2 (“Maintenance Fees For Standard Reference Port(s)”) of Exhibit O (“Royalty Payments And Other Fees”) of the Agreement is hereby deleted and replaced with the following:

“2. Fixed Maintenance And Services Fee. The fixed maintenance and services fee (“Fixed Maintenance and Services Fee”) for Maintenance to be supplied by Adobe for the period from January 1, 2008 through the Wind-down Period set forth in Paragraph 1.3.2.1 of Exhibit B (“Maintenance and Services Period”) shall be [REDACTED]. This Fixed Maintenance and Services Fee shall be paid by Peerless in seven installments as follows: (i) an amount of [REDACTED] shall be paid on or before July 15, 2008; and (ii)six equal payments in the amount of [REDACTED] shall be paid on or before each of the following dates (1) October 15, 2008, (2) January 15, 2009, (3) April 15, 2009, (4) July 15, 2009, (5) October 15, 2009 and (6) January 15, 2010. For the avoidance of doubt, such Maintenance during the Maintenance and Services Period shall include Peerless’ right to access and use Adobe Information to support OEM Customers, and Adobe’s continued support to Peerless as specified in Exhibit K (“Maintenance for Standard Reference Port(s)”) and Exhibit K-1 (“CPSI Continuing Support”) of the Agreement.”

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[REDACTED].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4. Paragraph 1.3.2.1 (“Termination or Expiration of the Adobe Agreement”) of Section 1 (“Contract Obligations”) of Exhibit B (“Minimum Terms of Peerless OEM Agreements”) of the Agreement is hereby deleted and replaced with the following:

“1.3.2.1 Wind-down Period. Upon expiration or early termination of this Agreement, OEM Customer’s rights under this Agreement with respect to use of the Adobe Information shall continue during the Wind-down Period (as defined below), solely to the extent required to allow OEM Customer to continue shipping already certified Licensed System products, Licensed Systems which are derivatives of previously certified Licensed Systems or follow-on products (i.e., products similar to previously developed Licensed System products which capitalize on the OEM Customers’ earlier development effort and use the same Peerless SDK), and to allow the continued development of future Licensed Systems that were already in a proposal stage or development prior to the start of the Wind-down Period. Other than as expressly set forth above, OEM Customer shall have no right to continue using Adobe Information after the termination or expiration date, as the same had been sublicensed by Peerless to such OEM Customer. For the purposes of this Agreement, the “Wind-down Period” shall be a period of twenty one (21) months from the date of expiration or early termination of this Agreement.”

5. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 30 to the Agreement by its duly authorized officers.

Adobe:	Peerless:

ADOBE SYSTEMS INCORPORATED	PEERLESS SYSTEMS CORPORATION

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